Exhibit 10.2

SECOND AMENDMENT TO AMENDED AND RESTATED

LOAN AGREEMENT

This Amendment (this “Amendment”), dated as of October 25, 2017, by and between JPP, LLC and JPP II, LLC, each a Delaware limited liability company (together “JPP”) and CASCADE INVESTMENT, L.L.C., a Washington limited liability company (“Cascade”, and together with JPP, the “Initial Lenders”), and SEARS, ROEBUCK AND CO., SEARS DEVELOPMENT CO., INNOVEL SOLUTIONS, INC. (“Innovel”), BIG BEAVER OF FLORIDA DEVELOPMENT, LLC (“BBOFD”) and KMART CORPORATION, collectively as borrower (individually or collectively, as the context may require, jointly and severally, together with their respective permitted successors and assigns, “Borrower”), amends that certain Amended Restated Loan Agreement, dated as of May 22, 2017 (as amended by that certain Amendment to Amended and Restated Loan Agreement, dated as of July 3, 2017, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).

WHEREAS, on May 22, 2017, Lender and Borrower entered into the Loan Agreement;

WHEREAS, on July 3, 2017, Lender and Borrower entered into that certain Amendment to Amended and Restated Loan Agreement;

WHEREAS, Lender and Borrower desire to further amend the Loan Agreement.

NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby represent, warrant, covenant and agree as follows:

Section 1. Amendment of Loan Documents. Lender and Borrower hereby agree to amend the terms of the Loan Agreement as follows:

(a) The following definition is hereby added to the Definitions section in the Loan Agreement.

“ESL 2017 Real Estate Loan Agreement” means that certain Second Amended and Restated Loan Agreement, dated as of October 18, 2017, by and among Sears, Roebuck and Co., Sears Development Co., Kmart Stores of Illinois LLC, Kmart of Washington LLC, Kmart Corporation, SHC Desert Springs, LLC, Innovel Solutions, Inc., Sears Holdings Management Corporation, Maxserv, Inc. and Troy Coolidge No. 13, LLC, as amended by Amendment No. 1 dated as of the date hereof, as it may be further amended, restated or modified.

(b) The definition of “Permitted Encumbrances” is hereby amended by adding the following as a new clause (xii):

“(xii)	the mortgages securing the Properties pursuant to the ESL 2017 Real Estate Loan Agreement.”

(c) The following shall be added as a new clause (k) to Section 6.1:

“(k) Event of Default under ESL 2017 Real Estate Loan Agreement. An “Event of Default” (as defined in the ESL 2017 Real Estate Loan Agreement) shall have occurred and is continuing under the ESL 2017 Real Estate Loan Agreement (and for the avoidance of doubt there shall be no notice or cure period for any such Event of Default under this Section 6.1(k)). Notwithstanding anything to the contrary herein, an Event of Default under this Section 6.1(k) shall not continue for purposes of this Agreement if the underlying “Event of Default” (as defined in the ESL 2017 Real Estate Loan Agreement) has been cured or waived by the lenders under the ESL 2017 Real Estate Loan Agreement and no lenders under the 2017 Real Estate Loan Agreement are pursuing any remedies or enforcement actions with respect to such Event of Default or any other Event of Default thereunder.”

Section 2. Miscellaneous.

(a) All of the terms and conditions of the Loan Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein. Except as expressly amended hereby, the Loan Agreement and each of the other Loan Documents remains in full force and effect in accordance with its terms.

(b) Borrower hereby represents and warrants that (i) Borrower has the power and authority to enter into this Amendment, to perform its obligations under the Loan Agreement as amended hereby, (ii) Borrower has by proper action duly authorized the execution and delivery of this Amendment by Borrower and (iii) this Amendment has been duly executed and delivered by Borrower and constitutes Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to principles of conflicts of law.

(d) Borrower hereby (1) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Loan Agreement and each of the other Loan Documents, (2) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of the Loan Agreement as amended hereby and the other Loan Documents, in each case, without impairment, and (3) represents, warrants and covenants that it is not in default under the Loan Agreement or any of the other Loan Documents beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against the Indebtedness.

(e) Sears Holdings Corporation hereby (1) unconditionally approves and consents to the execution by Borrower of this Amendment and the modifications to the Loan Documents effected thereby, (2) unconditionally ratifies, confirms, renews and reaffirms all of its obligations under the Guaranty and the Environmental Indemnity (collectively, the “Guarantor Documents”), (3) acknowledges and agrees that its obligations under the Guarantor Documents remain in full force and effect, and shall continue to remain in full force during each Extension

Term, binding on and enforceable against it in accordance with the terms, covenants and conditions of such documents without impairment and reaffirms such obligations under the Guarantor Documents to guaranty the obligations of Borrower under the Loan Agreement and other Loan Documents, and (4) represents, warrants and covenants that (i) it is not in default under the Guaranty beyond any applicable notice and cure periods, (ii) there are no defenses, offsets or counterclaims against its obligations under the Guaranty and (iii) it has the power and authority to enter into this Amendment and has by proper action duly authorized its execution and delivery of this Amendment.

(f) Borrower shall reimburse Lender for all reasonable out-of-pocket fees and expenses of legal counsel incurred by Lender in connection with this Amendment.

(g) Borrower hereby acknowledges that JPP and Cascade have entered into that certain Subordination and Intercreditor Agreement, dated as of the date hereof, by and among JPP, in its capacity as Senior Agent (as defined therein), Cascade, in its capacity as Senior Lender (as defined therein), and JPP, in its capacity as Subordinated Lender (as defined therein).

(h) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Copies of originals, including copies delivered by facsimile, pdf or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment.

[Signatures appear on following page]

IN WITNESS WHEREOF, for good and valuable consideration, the sufficiency of which is hereby acknowledged and agreed, the parties hereto have executed and delivered this Amendment as of the date first hereinabove set forth.

LENDER:

JPP, LLC,
a Delaware limited liability company

By:	/s/ Edward S. Lampert
	Name:	Edward S. Lampert
	Title:	Authorized Signatory

JPP II, LLC,
a Delaware limited liability company

By:	/s/ Edward S. Lampert
	Name:	Edward S. Lampert
	Title:	Authorized Signatory

CASCADE INVESTMENT, L.L.C.,
a Washington limited liability company

By:	/s/ Justin Howell
	Name:	Justin Howell
	Title:	Authorized Signatory

BORROWER:

SEARS DEVELOPMENT CO.,
a Delaware Corporation

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Authorized Signatory

SEARS, ROEBUCK AND CO.,
a New York corporation

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Authorized Signatory

KMART CORPORATION,
a Michigan corporation

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Authorized Signatory

INNOVEL SOLUTIONS, INC.,
a Delaware corporation

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Authorized Signatory

BIG BEAVER OF FLORIDA DEVELOPMENT, LLC,
a Florida limited liability company

By:	/s/ Robert A. Riecker
	Name:	Robert A. Riecker
	Title:	Authorized Signatory